Exhibit 99.2
INVESTOR PRESENTATION July 31, 2024

SAFE HARBOR STATEMENT 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections, including underlying assumptions, and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, potential price increases, plans, targets, goals, objectives, performance, growth potential, engines and opportunities and expected growth rates and targets; long-term outlook; industry-leading comparable sales growth, retention and competitive position; quality control and supply chain efficiencies; operational execution and retention; annualized average unit volume; the Company’s differentiation and strong foothold in the off-premise channel; the opportunity for additional domestic and foreign locations and licensees and territories; target returns for new restaurant openings; international expansion; North Italia and Fox Restaurant Concepts (“FRC”) as growth drivers and FRC as an incubation engine; new restaurant targeted ranges and unit growth rates. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. These forward-looking statements may be affected by various factors including: economic, public health and political conditions that impact consumer confidence and spending, including increased interest rates, periods of heightened inflation and market instability, and armed conflicts; supply chain disruptions; demonstrations, political unrest, potential damage to or closure of our restaurants and potential reputational damage to us or any of our brands; pandemics and related containment measures, including the potential for quarantines or restriction on in-person dining; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of North Italia and the FRC concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in unemployment rates; increases in minimum wages and benefit costs; the economic health of our landlords and other tenants in retail centers in which our restaurants are located, and our ability to successfully manage our lease arrangements with landlords; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to us; the timing of our new unit development and related permitting; compliance with debt covenants; strategic capital allocation decisions including with respect to share repurchases or dividends; the ability to achieve projected financial results; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation; changes in laws impacting our business; adverse weather conditions in regions in which our restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risks, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

COMPANY OVERVIEW

INVESTMENT HIGHLIGHTS 4 • Experiential dining category leader with diversified growth engines • Best-in-class operational execution and industry-leading retention • Significant growth opportunities driving one of the highest expected growth rates in the casual dining industry • Differentiation and strong foothold in the off-premise channel

CAKE AT A GLANCE 5 (1) Market data as of July 2, 2024. (2) Represents fiscal year 2023 revenue for the twelve months ended January 2, 2024. We own and operate 340 restaurants across the US and Canada including: • 216 The Cheesecake Factory locations • 39 North Italia locations • 33 Flower Child locations • 44 Fox Restaurant Concepts locations Our nearly 48,000 staff members recently helped us become one of the Fortune “100 Best Companies to Work For®” for the 11th consecutive year 34 International CCF Locations China Thailand Mexico Bahrain Kuwait Saudi Arabia Qatar | UAE FOUNDED 1972 IPO 1992 TICKER CAKE REVENUE(2) $3.4B HEADQUARTERS CALABASAS HILLS, CA MARKET CAP(1) $1.9B PORTFOLIO OF EXPERIENTIAL DINING CONCEPTS

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GLOBAL FOOTPRINT 7 Company-Owned: 216 (Including Toronto, Canada) Latin America Mexico City (5) Monterrey (1) Guadalajara (1) Querétaro (1) Asia Shanghai (3) Beijing (1) Chengdu (1) Hangzhou (1) Hong Kong (1) Macau (1) Thailand (1) Middle East UAE (6) Saudi Arabia (4) Kuwait (3) Qatar (3) Bahrain (1) International – Licensed: 34 Opportunity for 300 Domestic Locations Long runway for growth as we continue to open in new and existing markets Continued International Expansion In existing and new markets with current licensees and evaluating new markets High-quality, High-profile Locations Worldwide Strong presence in premier markets with attractive consumer demographics

8 High-energy Atmosphere Exceptional Service Distinct, High-Quality Cheesecakes and Desserts Best-in-Class Execution Experienced Managers Menu Breadth and Innovation Made Fresh From Scratch MENU OPERATIONS AMBIANCE BAKERY A HIGHLY DIFFERENTIATED CONCEPT

9 INTEGRATED BAKERY – THE “CHEESECAKE” MAGIC Enables creativity, quality control and supply chain efficiencies 60 Varieties of cheesecakes & 2 desserts Bakery production facilities 17% FY 2023(1) 1 FY 2019 6% (1) (1) Percent of total sales. Impressive Level of Dessert Sales

BEST-IN-CLASS STAFFING AND OPERATIONS 10 Well-positioned to attract and retain high-quality, experienced staff as an employer of choice • Top-tier recruiting and training programs • Fortune’s ‘100 Best Companies to Work For’ List for 11 consecutive years • Competitive compensation, benefits and healthcare options • High sales volume restaurants provide predictability and stability for staff Average Tenure by Position 34 years 25 years 20 years 19 years 12 years 11 years Executive VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers EXCEPTIONAL SERVICE AND OPERATIONAL EXECUTION SUPPORTED BY INDUSTRY-LEADING RETENTION 2023 PEOPLE Companies that Care logo © 2023 TI Gotham, Inc., a Dotdash Meredith company. Used under license. From Fortune. ©2023, ©2024 Fortune Media IP Limited. All rights reserved. Used under license. Fortune® and Fortune 100 Best Companies to Work For® are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

DIFFERENTIATION IN OFF-PREMISE 11 • Extensive menu with over 225 items made from scratch daily • Large portions designed for sharing • Lower incremental delivery pricing versus peers • Fully integrated systems for better execution • Separate bakery counter and register for pick-up of orders Exceptional Value Operational Execution • Omni channel ordering – Online | Delivery | Phone | In-person • Curbside delivery, geo-location and real-time tracking • Redesigned to-go packaging to improve food quality Guest Experience and Convenience 9% 11% 16% 43% 32% 25% 22% 22% 21% OFF-PREMISE SALES % OF TOTAL REVENUE OFF-PREMISE AWS FOR FY 2023(2) $51.9 $25.2 $22.6 $20.5 $18.1 $17.7 $15.2 $15.2 $14.7 $12.6 Olive Garden Carrabba's BJ's Texas Roadhouse Chili's Outback Cracker Barrel Red Robin LongHorn (1) $2.6 million in off-premise sales per restaurant is annualized based on 2Q24. (2) Company reports and Gordon Haskett Research Advisors. ($ in thousands) $2.6 million per restaurant (1) LEVERAGING OUR DIFFERENTIATED POSITIONING TO DRIVE THE HIGHEST OFF-PREMISE AVERAGE WEEKLY SALES

12 ICONIC BRAND AND CULT STATUS

Followers(1) (in thousands) Followers / $M Sales(2) Followers / $M Sales Instagram Followers 0 200 400 600 800 1,000 1,200 CAKE Maggiano's Outback Bonefish Olive Garden YardHouse Chili's Cracker Barrel BJ's Restaurants LongHorn Carrabba's Texas Roadhouse - 75 150 225 300 375 450 CAKE Maggiano's Outback Bonefish Olive Garden YardHouse Chili's Cracker Barrel BJ's Restaurants LongHorn Carrabba's Texas Roadhouse 13 STRONG CONSUMER ENGAGEMENT CAKE has more Instagram followers and significantly outpaces peers in followers relative to sales Leveraging the STRENGTH OF OUR BRAND across social media channels to ENGAGE WITH OUR CONSUMERS and further ENHANCE BRAND AWARENESS MILLIONS OF FOLLOWERS (1) Instagram Follower count as of May 3, 2024. (2) Sales represent fiscal year 2023 revenue based on latest SEC 10-K filings and company presentations.

BROAD APPEAL AND BRAND AFFINITY 14 Diverse Appeal Across a broad demographic range Extensive Menu Something for every taste, every price point Special Occasions Seen as a destination for experiential dining Signature Desserts High-quality cheesecakes and desserts Consumers (millennials in particular) regularly rank the Cheesecake Factory as one of the best chain restaurants, as well as having the best ambiance and the best quality food. A chain restaurant triple threat if there was ever one. -Vox, December 24, 2022 Sources: (1) The Cheesecake Factory Ranks No. 1 in Casual Dining Online Reputation Study, SOCi Marketing Study, FSR Magazine, December 12, 2023. (2) Most-Beloved Restaurant Brands in America – Savanta’s Marketing Intelligence Platform BrandVue Eating Out, FSR Magazine, October 11, 2023.

CHEESECAKE REWARDS® 15 PROGRAM OBJECTIVE A SURPRISE and DELIGHT program To leverage data analytics to engage more effectively with our guests and drive incremental sales while maintaining our restaurant level margins Published Offers To support member acquisition and on-going engagement Offered to all rewards members Unpublished Offers To surprise and delight our guests and drive incremental member visits Tailored rewards offered to all members Marketable Offers To leverage key marketable moments to drive increased engagement Offered to all rewards members Opportunity to drive incremental traffic

$12.2 $9.7 $9.5 $7.6 $6.1 $5.6 $4.9 $4.1 $3.6 $3.4 $3.3 Yard House Maggiano's Texas Roadhouse BJ's Olive Garden LongHorn Outback Carrabba's Chili's Bonefish With a Moderate Average Check (1) Driving the Highest Unit Volumes in the Industry(1) ($ in millions) $35 $34 $32 $31 $28 $28 $25 $23 $22 $21 $19 Yard House Bonefish Maggiano's Outback LongHorn Carraba's Olive Garden Texas Roadhouse BJ's Chili's 16 (1) Latest SEC 10-K filings and company presentations. (2) Average check for The Cheesecake Factory defined as on-premise average check for FY 2023. (2)

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18 • Filling White Space for an On-Trend, Contemporary Italian Offering • Menu features classic Italian favorites with a fresh twist from hand-tossed pizzas and homemade pastas to crave-worthy appetizers, salads and seasonal entrees • Unique menu items tailored to local markets • All dishes handmade from scratch daily • Serving lunch, dinner, weekend brunch & weekday happy hour • Robust selection of wine, beer and craft cocktails driving ~25% alcohol mix • Average check of low to mid $30s for lunch and low to mid $40s for dinner

19 • Potential for 200 domestic locations over time • Currently have 39 locations in 13 states & Washington D.C. • Italian cuisine is the number one ethnic food category in the United States • Targeting ~20% average annual unit growth • Attractive return profile and sales growth Comp Sales 2Q24 (vs. 2Q23): 2% FY ‘23 (vs. FY ‘22): 8%

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• A differentiated concept in the growing fast casual dining segment • 33 locations in 11 states • Targeting ~15% - 20% average annual unit growth • A healthy, balanced dining experience with organic, gluten-free and vegan dishes • All dishes handmade from scratch daily • Menu features customizable bowls, wraps, salads, veggies and healthy proteins • Attractive consumer demographic • Significant off-premise volumes - trending over 50% of sales(1) • Separate take-out area for third-party delivery and take-out business On a simple, soul-satisfying mission to spread positively delicious vibes and healthy food. 21 (1) As of Q2 2024 ending July 2, 2024.

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FOX RESTAURANT CONCEPTS (FRC) 23 FRC HIGHLIGHTS • Locations: 44 • Geographies 10 states • FY 2023 Revenue(1) $264M (1) Fiscal year 2023 revenue represents revenue for the twelve months ended January 2, 2024 and excludes revenue for Flower Child. FRC serves as an incubation engine, innovating new food, dining and hospitality experiences to create fresh, exciting concepts for the future FRC’s experiential concepts are designed to deliver unique guest experiences across different industry segments, occasions, square footage and geographies Provides Diversification | Accretive Unit Growth Potential | Value Creation Opportunities “Great hospitality, every time.” - Sam Fox

Culinary forward. First class hospitality. Concepts like no other. DIVERSIFYING OUR PORTFOLIO ACROSS EXPERIENTIAL FOR GROWTH 24 National Expansion Boutique Brands Incubation Stage Testing Growth Global Footprint

25 Accelerating Unit Growth AS MANY AS 22 NEW UNITS IN 2024 11 NROs YTD 13 New Restaurants Opened in 2022 16 New Restaurants Opened in 2023 ACCELERATING UNIT GROWTH As of July 31, 2024 Plano, TX Charlotte, NC Frontenac, MO FLOWER CHILD Atlanta, GA Birmingham, AL Dallas, TX CULINARY DROPOUT Houston, TX Dallas, TX Charlotte, NC THE CHEESECAKE FACTORY NORTH ITALIA THE CHEESECAKE FACTORY Orem, UT Coronado, CA BLANCO

FINANCIAL PERFORMANCE

27 DRIVING STRONG SALES GROWTH FY 2023 COMP SALES AVERAGE WEEKLY SALES (2) FY 2023 AVERAGE WEEKLY SALES Q2 2024 COMP SALES AVERAGE WEEKLY SALES (2) Q2 2024 vs 2022 3.0% 8% vs 2022 3% vs 2Q23 1.4% 2% vs 2Q23 (6)% ~$241,000 Equates to $12.5M Annualized AUV(1) ~$151,300 Equates to $7.9M Annualized AUV(1) ~$134,100 Equates to $7.0M Annualized AUV(1) (1) 2Q24 Average Unit Volumes (AUV) annualized based on average weekly sales. (2) FRC excludes Flower Child.

Q2 2024 HIGHLIGHTS(1) 28 Total Revenue $904M Up 4% from PY Adj. Net Inc. Margin 5.9% Up 90 bps from PY Capital Allocation (1) A reconciliation of Non-GAAP measures can be found in the appendix. (2) The Cheesecake Factory comparable sales outperformed the casual dining industry by 150 bps as measured by the Black Box casual dining index. (3) Represents total company owned and operated restaurants across the US and Canada. Adjusted EPS $1.09 Up 24% from PY The Cheesecake Factory Comp Sales 1.4% 150 bps above Industry (2) $29M CapEx $4M Repurchases $14M Dividends Unit Growth 5 NROs Restaurant Count(3) 340 Up 6% from 321 in PY

2024 UNDERLYING KEY ASSUMPTIONS(1) 29 (1) Assumes no material operating or consumer disruptions. (2) Future decisions to pay or to increase or decrease dividends or to repurchase shares are at the discretion of the Board and will be dependent on several factors. Consolidated Sales Approximately $3.58 Billion CCF AUVs Approximately $12.4 Million Net Income Margin Targeting 4.3% to 4.4% at the stated sales level New Unit Growth As many as 22 New Restaurant Openings • 3 The Cheesecake Factory locations • 6-7 North Italia locations • 6-7 Flower Child locations • 7-8 FRC restaurants Capital Expenditure Approximately $180 Million - $200 Million Dividend Program Q3 2024 dividend of $0.27 per share(2) Share Repurchase Program Offset dilution from employee stock-based compensation and support EPS(2)

QUALITY GROWTH OPPORTUNITY 30 New Unit Growth Targets(1) Size(2) Sales per Sq Ft(2) Annual Unit Growth 7,000 -10,000 ~$1,100 - $1,200 ~2% -3% 6,000 -7,000 ~$1,200 - $1,300 ~20% 3,000 -4,000 ~$1,100 - $1,200 ~15% -20% 3,500 -15,000 ~$1,100 ~10% -15% Diversified Portfolio Differentiated experiential concepts diversified across industry segment, price point, cuisine, occasion and real estate Value Creation Opportunities Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise 1% - 2% Comparable Sales Growth LONG-TERM OUTLOOK AVERAGE ANNUAL GROWTH TARGETS 7% - 8% Top-line Revenue Growth Attractive Growth Potential Significant runway for future development across portfolio of concepts to drive accretive growth over time (1) Illustrative example of new restaurant openings targeted size, sales per square foot and annual unit growth; Targets represent steady-state and typically have been reached after 3 years of operations. (2) Target size and sales per square foot are an average based on productive square feet defined as all interior square footage plus seasonally adjusted exterior patio square footage.

HISTORY OF OUTPERFORMING THE INDUSTRY (4.2)% (6.8)% (0.3)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (27.4)% 3.3% 10.5% 13.9% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% (24.0)% (0.9)% 6.5% 10.3% 2008 Knapp-Track Index Comparable Sales - Historical 2-year Stack(1),(2) Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines 31 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) 2022(2) 2023(2) Comparison to pre-pandemic sales (2019) (1) 2020 results reflect the impact of the COVID-19 pandemic. (2) Due to impact of COVID-19 pandemic on results 2021, 2022 and 2023 compare against 2019.

DURABLE BUSINESS OVER TIME(1) 32 $0.84 $1.07 $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 $2.60 $2.51 $2.61 $(1.49) $2.13 $1.51 $2.69 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Capital Allocation Detail $85 $163 $128 $120 $112 $107 $135 $94 $158 $100 $163 $120 $(47) $146 $50 $67 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 $85 $37 $42 $77 $86 $106 $114 $154 $158 $139 $128 $99 $50 $67 $112 $152 $173 $52 $172 $101 $184 $141 $109 $146 $123 $109 $51 $4 $6 $63 $46 $13 $27 $30 $36 $42 $50 $56 $61 $16 $42 $53 64,009 44,545 49,050 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Capex / Investment Share Repurchases Common Stock Dividend Weighted Average Shares Outstanding Adjusted Earnings/(Loss) Per Common Share Free Cash Flow '20 '20 (1) A reconciliation of Non-GAAP measures can be found in the appendix. 2020 results reflect the impact of the pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. An explanation regarding accounting reclassifications for prior years can be found in the 10-K and 10-Q. (2) 2019 Capex / Investment does not include the acquisition of North Italia and Fox Restaurant Concepts. (2) (2)

APPENDIX

NON-GAAP RECONCILIATIONS 34 In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present adjusted diluted net income/(loss) per common share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. ($ in millions) Fiscal Year 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Cash flow from operations (1) $ 170 $ 200 $ 170 $ 197 $ 198 $ 213 $ 249 $ 248 $ 316 $ 239 $ 291 $ 219 $ 3 $ 213 $ 162 218 Capital expenditures / investments 85 37 42 77 86 106 114 154 158 139 128 99 50 67 112 152 Free cash flow(2) $ 85 $ 163 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ 120 $ (47) $ 146 $ 50 $ 67 (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjusted to conform to the subsequent years presentation. (2) Free cash flow may not add due to rounding.

NON-GAAP RECONCILIATIONS 35 ($ in thousands, except per share data) Fiscal Year Fiscal Quarter 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q23 2Q24 Net income/(loss) $ 52,293 $ 42,833 $ 81,713 $ 95,720 $ 98,423 $114,356 $101,276 $116,523 $139,494 $157,392 $ 99,035 $127,293 $(277,107) $ 49,131 $ 43,123 $ 101,351 $ 42,675 $ 52,444 - Impairment of assets and lease termination expenses (income)(1) 2,952 26,541 - 1,547 9,536 (561) 696 6,011 114 10,343 17,861 18,247 219,333 18,139 31,387 29,464 (653) (188) - Partial IRS settlement - - - (1,794) - - - - - - - - - - - - - - - Termination of Interest rate swap - 7,421 7,376 - - - - - - - - - - 2,354 - - - - - Chairman and CEO employment agreement - 2,550 - - - - - - - - - - - - - - - - Proceeds from variable life insurance contract - (668) - - (419) - - - - - - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 479 4,754 13,439 - - - - - - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (52,672) - - - - - - - Acquisition-related costs - - - - - - - - - - - 5,270 2,699 - - - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit) (2) - - - - - - - - - - - 1,033 (3,872) 19,510 13,368 11,686 1,287 1,146 - Dividends on Series A preferred stock - - - - - - - - - - - - 13,485 18,661 - - - - - Net income attributable to Series A preferred stock to apply if-converted method - - - - - - - - - - - - - 4,581 - - - - - Direct and incremental Series A preferred stock issuance costs - - - - - - - - - - - - 10,257 - - - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - - - - - - - - - - - - COVID-19 related costs (3) - - - - - - - - - - - - 22,963 4,917 - - - - - Uncertain tax positions - - - - - - - - - - - - - 7,139 - - - - - Tax effect of adjustments (4) (1,181) (14,605) (2,951) (331) (3,814) 224 (278) (2,404) (46) (4,329) (5,880) 3,818 (62,692) (11,679) (11,637) (10,699) (165) (249) - One-time tax items (5) - - - - - - - - - (38,525) - - - - - - - - Adjusted net income/(loss) $ 54,064 $ 64,072 $ 86,138 $ 95,142 $103,726 $114,019 $101,694 $120,130 $139,562 $125,360 $115,770 $116,428 $ (74,934) $112,753 $ 76,241 $ 131,802 $ 43,144 $ 53,153 Revenues $ 866,170 $ 904,042 Adjusted net income margin 5.0% 5.9% Diluted net income/(loss) per share $ 0.82 $ 0.71 $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 $ 3.27 $ 2.14 $ 2.86 $ (6.32) $ 1.01 $ 0.86 $ 2.07 $ 0.87 $ 1.08 - Impairment of assets and lease termination expenses (income)(1) 0.05 0.44 - 0.03 0.17 (0.01) 0.01 0.12 0.00 0.21 0.39 0.41 4.36 0.34 0.62 0.61 (0.01) (0.00) - Partial IRS settlement - - - (0.03) - - - - - - - - - - - - - - - Termination of Interest rate swap - 0.12 0.12 - - - - - - - - - - 0.04 - - - - - Chairman and CEO employment agreement - 0.04 - - - - - - - - - - - - - - - - - Proceeds from variable life insurance contract - (0.01) - - (0.01) - - - - - - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 0.01 0.10 0.30 - - - - - - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (1.18) - - - - - - - Acquisition-related costs - - - - - - - - - - - 0.12 0.05 - - - - - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit) (2) - - - - - - - - - - - 0.02 (0.08) 0.37 0.27 0.24 0.03 0.02 - Dividends on Series A preferred stock - - - - - - - - - - - - 0.27 0.35 - - - - - Net income attributable to Series A preferred stock to apply if-converted method - - - - - - - - - - - - - 0.09 - - - - - Direct and incremental Series A preferred stock issuance costs - - - - - - - - - - - - 0.20 - - - - - - Assumed impact of potential conversion of Series A preferred stock into common stock - - - - - - - - - - - - 0.80 (0.08) - - - - - COVID-19 related costs (3) - - - - - - - - - - - - 0.46 0.09 - - - - - Uncertain tax positions - - - - - - - - - - - - - 0.13 - - - - - Tax effect of adjustments (4) (0.03) (0.23) (0.05) - (0.06) 0.01 - (0.05) 0.00 (0.09) (0.12) 0.09 (1.25) (0.22) (0.23) (0.22) (0.00) (0.01) - One-time tax items (5) - - - - - - - - - (0.80) - - - - - - - - Adjusted diluted net income/(loss) per share(6) $ 0.84 $ 1.07 $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 $ 2.60 $ 2.51 $ 2.61 $ (1.49) $ 2.13 $ 1.51 $ 2.69 $ 0.88 $ 1.09 (1) A detailed breakdown of impairment of assets and lease termination expenses recorded can be found in the Selected Segment Information table in the 10-K and 10-Q. (2) Represents changes in the fair value of the deferred consideration and contingent consideration and compensation liabilities related to the North Italia and FRC acquisition, as well as amortization of acquired definite-lived licensing agreements. (3) Represents incremental costs associated with COVID-19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment. (4) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate. (5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017. (6) Adjusted diluted net income/(loss) per share may not add due to rounding.